Business Combinations	12 Months Ended
Jan. 31, 2021
Business Combinations [Abstract]
Business Combinations
Year Ended January 31, 2021

We did not complete any business combinations during the year ended January 31, 2021.

Year Ended January 31, 2020

On December 18, 2019, we completed the acquisition of two software companies under common control, WebintPro Ltd. and Deep Analytics Ltd. (collectively “WebintPro”), focused on multi source intelligence and fusion analytics.

The purchase price of $24.1 million consisted of (i) $18.8 million of combined cash paid at closing, funded by cash on hand, partially offset by $0.1 million of cash acquired, resulting in net cash consideration at closing of $18.7 million; and (ii) the $7.0 million fair value of the $7.3 million contingent consideration arrangement described below; offset by (iii) $1.8 million of other purchase price adjustments. We agreed to make potential additional cash payments to the respective former shareholders aggregating up to approximately $7.3 million, contingent upon the achievement of certain performance targets over periods extending through June 2021, the fair value of which was estimated to be $7.0 million at the acquisition date.

The purchase price for WebintPro was allocated to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair values on the acquisition date, with the remaining unallocated purchase prices recorded as goodwill. The fair value assigned to identifiable intangible assets acquired were determined primarily by using the income approach, which discounts expected future cash flows to present value using estimates and assumptions determined by management.
Among the factors contributing to the recognition of goodwill as a component of the WebintPro purchase price allocation were synergies in products and technologies, and the addition of a skilled, assembled workforce. The $11.9 million of goodwill is not deductible for income tax purposes.

Transaction and related costs directly related to the acquisition of WebintPro, consisting primarily of professional fees and integration expenses, totaled $0.4 million and $0.3 million for the years ended January 31, 2021 and 2020, respectively, and were expensed as incurred and are included in selling, general and administrative expenses.

Revenue and net income attributable to WebintPro included in our combined statement of operations for the year ended January 31, 2020 was not material. Pro-forma information is not provided due to immateriality.

The following table sets forth the components and the final allocation of the purchase price for our acquisition of WebintPro, including adjustments identified subsequent to the valuation date, none of which were material:

(in thousands)	Amount
Components of Purchase Price:
Cash	$18,843
Fair value of contingent consideration	7,023
Other purchase price adjustments	(1,761)
Total purchase price	$24,105

Allocation of Purchase Price:
Net tangible assets (liabilities):
Accounts receivable	$2,160
Other current assets, including cash acquired	7,921
Other assets	2,757
Current and other liabilities	(3,220)
Contract liabilities—current and long-term	(554)
Deferred income taxes	(1,342)
Net tangible assets	7,722
Identifiable intangible assets:
Customer relationships	1,452
Developed technology	1,360
Trademarks and trade names	367
Non-compete agreements	1,307
Total identifiable intangible assets	4,486
Goodwill	11,897
Total purchase price allocation	$24,105

The acquired customer relationships, developed technology, trademarks and trade names, and non-compete agreements were assigned estimated useful lives of five years, five years, three years, and three years, respectively, the weighted average of which is approximately 4.4 years. The acquired identifiable intangible assets are being amortized on a straight-line basis, which we believe approximates the pattern in which the assets are utilized, over their estimated useful lives.

Year Ended January 31, 2019

On November 8, 2018, we completed the acquisition of a business for a purchase price of approximately $13.1 million, which included $2.2 million related to the acquisition date fair value of our approximately 19% previously held equity interest. We paid $3.9 million of cash at closing, funded by cash on hand, and we agreed to make potential additional cash payments to the former shareholders aggregating up to approximately $18.5 million, contingent upon the achievement of certain performance targets over periods that extended through January 2021. The fair value of this contingent consideration obligation was estimated to be $7.0 million at the acquisition date.

The purchase price was attributed mainly to goodwill (approximately $10.8 million) and the acquired customer relationships and developed technology were assigned estimated useful lives of seven years and three years, respectively, the weighted average of which is approximately 4.1 years. Included among the factors contributing to the recognition of goodwill in this transaction were synergies in products and technologies, and the addition of skilled, assembled workforces. The $10.8 million of goodwill is not deductible for income tax purposes.

Revenue and net income attributable to this business combination for the year ended January 31, 2019 were not material. Pro-forma information is not provided due to immateriality.

Transaction and related costs, consisting primarily of professional fees and integration expenses, directly related to this business combination, totaled $0.3 million and $0.2 million for the years ended January 31, 2020 and 2019, respectively. All transaction and related costs were expensed as incurred and are included in selling, general and administrative expenses.

Other Business Combination Information

The acquisition date fair values of contingent consideration obligations associated with business combinations are estimated based on probability adjusted present values of the consideration expected to be transferred using significant inputs that are not observable in the market. Key assumptions used in these estimates include probability assessments with respect to the likelihood of achieving the performance targets and discount rates consistent with the level of risk of achievement. At each reporting date, we revalue the contingent consideration obligations to their fair values and record increases and decreases in fair value within selling, general and administrative expenses in our combined statements of operations. Changes in the fair value of the contingent consideration obligations result from changes in discount periods and rates, and changes in probability assumptions with respect to the likelihood of achieving the performance targets.

For the years ended January 31, 2021, 2020, and 2019, we recorded benefits of $3.7 million, $5.4 million, and $4.2 million, respectively, within selling, general and administrative expenses for changes in the fair values of contingent consideration obligations associated with business combinations. The aggregate fair value of the remaining contingent consideration obligations associated with business combinations was $2.9 million at January 31, 2021, all of which was recorded within accrued expenses and other current liabilities.

Payments of contingent consideration earned under these agreements were $4.9 million, $3.4 million, and $2.0 million for the years ended January 31, 2021, 2020, and 2019, respectively.